UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017 (November 13, 2017)

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment and Restatement of Loan Agreements related to March 30, 2017 and June 29, 2017 Single Family Rental Home Acquisitions
In connection with Altisource Residential Corporation’s (the “Company’s”) previously reported seller-financed acquisitions of an aggregate of 1,508 single family rental properties on March 30, 2017 and June 29, 2017, two of the Company’s indirect wholly owned subsidiaries, HOME SFR Borrower II, LLC (“Borrower II”) and HOME SFR Borrower III, LLC (“Borrower III”), each entered into two separate loan agreements (each, an “Original Loan Agreement”) with Vaca Morada Partners, LP and MSR II, LP, as lenders thereto (collectively, the “Lenders”). On November 13, 2017, Borrower II and Borrower III each amended and restated their respective Original Loan Agreement with the Lenders to (a) revise the initial principal amount of each loan, (b) decrease the weighted average fixed-rate spread, (c) reduce each of Borrower II’s and Borrower III’s reporting requirements under each loan and (d) cross-collateralize the two loans, as described more fully below.

Tranche 1 Loan Agreement

On November 13, 2017, Borrower II entered into an amended and restated loan agreement (the “Tranche 1 Loan Agreement”) with the Lenders and Amherst SFR Lender, LLC, as agent (the “Agent”). The Tranche 1 Loan Agreement amends and replaces the Original Loan Agreement entered into on March 30, 2017 among Borrower II, the Lenders and the Agent, each serving in its same capacity. Pursuant to the Tranche 1 Loan Agreement, Borrower II’s borrowings thereunder have increased from a principal amount of $79,878,931.31 to a principal amount of $83,270,018.02 (the “Amended Tranche 1 Loan”) and the weighted average fixed-rate spread over one-month LIBOR for the duration of the Amended Tranche 1 Loan decreased from 2.75% to 2.10%. The Tranche 1 Loan Agreement changed the initial maturity date of the Amended Tranche 1 Loan from October 9, 2019 to November 9, 2019. Borrower II has the option to extend the Amended Tranche 1 Loan beyond the initial maturity date for three successive one-year extensions, provided, among other things, that there is no event of default under the Tranche 1 Loan Agreement on each maturity date. In addition, the Tranche 1 Loan Agreement reduced Borrower II’s reporting requirements in connection with the Amended Tranche 1 Loan, and the Amended Tranche 1 Loan is now cross-defaulted and cross-collateralized with the Amended Tranche 2 Loan (as defined below) pursuant to the Tranche 1 Loan Agreement and a cross-guaranty, dated as of November 13, 2017 (the “Cross-Guaranty”), among Borrower II, Borrower III, the Lenders and the Agent, respectively.

The foregoing description of the Tranche 1 Loan Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Tranche 1 Loan Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Tranche 2 Loan Agreement

On November 13, 2017, Borrower III entered into an amended and restated loan agreement (the “Tranche 2 Loan Agreement”) with the Lenders, as lenders thereto, and the Agent, as agent. The Tranche 2 Loan Agreement amends and replaces the Original Loan Agreement entered into on June 29, 2017 among Borrower III, the Lenders and the Agent, each serving in its same capacity. Pursuant to the Tranche 2 Loan Agreement, Borrower III’s borrowings thereunder have increased from a principal amount of $87,803,354.04 to a principal amount of $89,149,395.99 (the “Amended Tranche 2 Loan”) and the weighted average fixed-rate spread over one-month LIBOR for the duration of the Amended Tranche 2 Loan decreased from 2.30% to 2.10%. The Tranche 2 Loan Agreement changed the initial maturity date of the Amended Tranche 2 Loan from October 9, 2019 to November 9, 2019. Borrower III also has the option to extend the Amended Tranche 2 Loan beyond the initial maturity date for three successive one-year extensions, provided, among other things, that there is no event of default under the Tranche 2 Loan Agreement on each maturity date. In addition, the Tranche 2 Loan Agreement also reduced Borrower III’s reporting requirements in connection with the Amended Tranche 2 Loan, and the Amended Tranche 2 Loan is now cross-defaulted and cross-collateralized with the Amended Tranche 1 Loan pursuant to the Tranche 2 Loan Agreement and the Cross-Guaranty, respectively.

The foregoing description of the Tranche 2 Loan Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Tranche 2 Loan Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

For additional disclosures regarding the terms of the Original Loan Agreements, see the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on each of April 5, 2017 and July 6, 2017.

Amendment and Extension of Repurchase Facility with Credit Suisse

On November 17, 2017, the Company, acting through its subsidiaries, extended the term of its Third Amended and Restated Master Purchase Agreement (the “Third A&R Repurchase Agreement”) relating to the Company’s repurchase facility (the “CS Repurchase Facility”) with Credit Suisse First Boston Mortgage Capital, LLC (“Credit Suisse”). In connection therewith, certain of the Company’s financial covenants under the CS Repurchase Facility were updated to customary provisions to better reflect the Company’s business. The aggregate maximum borrowing capacity of the CS Repurchase Facility remained unchanged at $350.0 million.

The obligations of the Company’s subsidiaries under the Third A&R Repurchase Agreement continue to be fully guaranteed by the Company pursuant to the Third Amended and Restated Guaranty, dated November 18, 2016 (the “Guaranty”) made by the Company in favor of Credit Suisse.

Other than as described above, the CS Repurchase Facility with Credit Suisse under the Third A&R Repurchase Agreement remains substantially unchanged.

The disclosures herein regarding the Third A&R Repurchase Agreement and the Guaranty do not purport to be complete and are qualified in their entirety to the full text of such documents, which are filed as exhibits 10.1 and 10.2, respectively, in the Company’s Current Report on Form 8-K filed with the SEC on November 23, 2016 (the “November 23, 2016 Form 8-K”), which is incorporated herein by reference.

For additional disclosures regarding the terms of the Third A&R Repurchase Agreement and Guaranty, see the Company’s November 23, 2016 Form 8-K and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the SEC on November 7, 2017.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1
Amended and Restated Loan Agreement, dated November 13, 2017, by and among Home SFR Borrower II, LLC, as Borrower, Vaca Morada Partners, LP, as a Lender, MSR II, L.P., as a Lender, and Amherst SFR Lender LLC, as Agent

10.2
Amended and Restated Loan Agreement, dated November 13, 2017, by and among Home SFR Borrower III, LLC, as Borrower, Vaca Morada Partners, LP, as a Lender, MSR II, L.P., as a Lender, and Amherst SFR Lender LLC, as Agent

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Residential Corporation

November 17, 2017	By:	/s/ Robin N. Lowe
Robin N. Lowe
Chief Financial Officer